        Alliance Municipal Trust
        This is filed pursuant to Rule 497(e).
        File Nos. 2-79807 and 811-03586.

                                     YIELDS
  For current recorded yield
 information on the Funds, call toll-
 free (800) 221-9513.

  The Fund is an open-end management
 investment company with investment
 objectives of safety, liquidity and
 maximum current income (in the case
 of Alliance Municipal Trust-General,
 exempt from Federal income taxes
 and, in the case of the New York,
 California, Connecticut, New Jersey,
 Virginia and Florida Portfolios, ex-
 empt from Federal and state income
 taxes of the respective states) to
 the extent consistent with the first
 two objectives. The General Portfo-
 lio of Alliance Municipal Trust is
 diversified and the New York, Cali-
 fornia, Connecticut, New Jersey,
 Virginia and Florida Portfolios of
 Alliance Municipal Trust are non-di-
 versified, and are offered only to
 residents of New York, California,
 Connecticut, New Jersey, Virginia
 and Florida, respectively. This pro-
 spectus sets forth the information
 about the Fund that a prospective
 investor should know before invest-
 ing. Please retain it for future
 reference.

  AN INVESTMENT IN THE FUND IS (I)
 NEITHER INSURED NOR GUARANTEED BY
 THE U.S. GOVERNMENT; (II) NOT A DE-
 POSIT OR OBLIGATION OF, OR GUARAN-
 TEED OR ENDORSED BY, ANY BANK; AND
 (III) NOT FEDERALLY INSURED BY THE
 FEDERAL DEPOSIT INSURANCE CORPORA-
 TION, THE FEDERAL RESERVE BOARD OR
 ANY OTHER AGENCY. THERE CAN BE NO
 ASSURANCE THAT THE FUND WILL BE ABLE
 TO MAINTAIN A STABLE NET ASSET VALUE
 OF $1.00 PER SHARE.

  A "Statement of Additional Informa-
 tion" for the Fund dated November 1,
 1995, which provides a further dis-
 cussion of certain areas in this
 prospectus and other matters which
 may be of interest to some invest-
 ors, has been filed with the Securi-
 ties and Exchange Commission and is
 incorporated herein by reference. A
 free copy may be obtained by con-
 tacting your Account Executive.

  THESE SECURITIES HAVE NOT BEEN
 APPROVED OR DISAPPROVED BY THE
 SECURITIES AND EXCHANGE COMMISSION
 OR ANY STATE SECURITIES COMMISSION
 NOR HAS THE SECURITIES AND EXCHANGE
 COMMISSION OR ANY STATE SECURITIES
 COMMISSION PASSED UPON THE ACCURACY
 OR ADEQUACY OF THIS PROSPECTUS. ANY
 REPRESENTATION TO THE CONTRARY IS A
 CRIMINAL OFFENSE.

 CONTENTS

  Expense Information.......................................................   2
  Financial Highlights......................................................   3
  Investment Objectives and Policies........................................   7
  Purchase and Redemption of Shares.........................................   9
  Additional Information....................................................  10



                        [CRC PANEL TO COME FROM CLIENT]

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average
 net assets, after expense      AMT-GEN AMT-NY AMT-CA AMT-CT AMT-NJ AMT-VA AMT-FL
 reimbursement)                 ------- ------ ------ ------ ------ ------ ------
   Management Fees............    .50%    .50%   .50%   .50%   .50%   .50%   .50%
   12b-1 Fees.................    .25     .25    .25    .25    .25    .25    .25
   Other Expenses.............    .25     .25    .25    .25    .25    .25    .25
                                 ----    ----   ----   ----   ----   ----   ----
   Total Fund Operating
    Expenses..................   1.00%   1.00%  1.00%  1.00%  1.00%  1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   AMT--General................................. $   10   $32     $55     $122
   AMT--New York................................ $   10   $32     $55     $122
   AMT--California.............................. $   10   $32     $55     $122
   AMT--Connecticut............................. $   10   $32     $55     $122
   AMT--New Jersey.............................. $   10   $32     $55     $122
   AMT--Virginia................................ $   10   $32     $55     $122
   AMT--Florida................................. $   10   $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for AMT-CT, AMT-NJ, AMT-VA and AMT-FL are net of the contractual reimbursement by the Adviser de-scribed in this prospectus. The expenses of such Portfolios (except for AMT-FL which did not commence operations until after June 30, 1995), before expense reimbursements, would be: AMT-CT: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.39% and Total Fund Operating Expenses--1.14%; AMT-NJ: Manage-ment Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.40% and Total Operating Expenses--1.15%; and AMT-VA: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.35% and Total Operating Expenses--1.10%. For AMT-FL, "Other Ex-penses" are based on estimated amounts for the current fiscal year. THE EXAM-PLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; AC-TUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED
                     EXCEPT WITH RESPECT TO AMT--FLORIDA)

  The following tables, except with respect to AMT--Florida, have been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                                           GENERAL PORTFOLIO
                          ------------------------------------------------------------------------------------------------
                                     YEAR ENDED JUNE 30,                      SIX MONTHS      YEAR ENDED DECEMBER 31,
                          -------------------------------------------------      ENDED      ------------------------------
                           1995       1994    1993    1992    1991    1990   JUNE 30, 1989   1988    1987    1986    1985
                          ------     ------  ------  ------  ------  ------  -------------  ------  ------  ------  ------
Net asset value,
 beginning of period....  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .028       .018    .020    .034    .046    .055       .030        .047    .041    .044    .049
 Net realized and
  unrealized loss on
  investments...........   (.003)       -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
 Net increase in net
  asset value from
  operations............    .025       .018    .020    .034    .046    .055       .030        .047    .041    .044    .049
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
 Capital Contributed by
  the Adviser...........    .003        -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....   (.028)     (.018)  (.020)  (.034)  (.046)  (.055)     (.030)      (.047)  (.041)  (.044)  (.049)
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
 Net asset value, end of
  period................  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ======     ======  ======  ======  ======  ======     ======      ======  ======  ======  ======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)..............    2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%   4.50%   5.04%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in millions)..  $1,189     $1,134  $1,016    $914    $883    $798       $695        $633    $690    $794    $374
 Ratio to average net
  assets of:
 Expense, net of waivers
  and reimbursements....     .94%       .92%    .92%    .92%    .89%    .83%       .84%(b)     .83%    .80%    .80%    .85%
 Expense, before waivers
  and reimbursements....     .95%       .94%    .94%    .95%    .95%    .93%       .94%(b)     .93%    .90%    .90%    .95%
 Net investment
  income(d).............    2.78%      1.80%   2.02%   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%   4.31%   4.87%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser has no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                              NEW YORK PORTFOLIO
                     -------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED
                                     YEAR ENDED JUNE 30,                        SIX MONTHS     DECEMBER 31,     OCTOBER 6, 1986(A)
                     --------------------------------------------------------      ENDED      ----------------          TO
                       1995      1994      1993      1992     1991     1990    JUNE 30, 1989   1988     1987    DECEMBER 31, 1986
                     --------  --------  --------  --------  -------  -------  -------------  -------  -------  ------------------
Net asset value,
 beginning of
 period..........      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00        $ 1.00
                     --------  --------  --------  --------  -------  -------     -------     -------  -------       -------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income.........        .028      .018      .019      .034     .042     .051        .027        .041     .036          .008
                     --------  --------  --------  --------  -------  -------     -------     -------  -------       -------
LESS
 DISTRIBUTIONS
 Dividends from
  net investment
  income.........       (.028)    (.018)    (.019)    (.034)   (.042)   (.051)      (.027)      (.041)   (.036)        (.008)
                     --------  --------  --------  --------  -------  -------     -------     -------  -------       -------
 Net asset value,
  end of period..      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00        $ 1.00
                     ========  ========  ========  ========  =======  =======     =======     =======  =======       =======
TOTAL RETURNS
 Total investment
  return based on
  net asset
  value(b).......        2.84%     1.77%     1.94%     3.47%    4.32%    5.26%       5.61%(c)    4.14%    3.71%         3.46%(c)
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......    $177,254  $162,839  $100,529  $100,476  $71,748  $62,536     $41,910     $41,335  $58,684       $78,462
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements.         .85%      .84%      .80%      .80%     .80%     .80%        .85%(c)    1.00%     .87%          .55%(c)
 Expenses, before
  waivers and
  reimbursements.        1.03%     1.08%     1.06%     1.12%    1.15%    1.18%       1.35%(c)    1.33%     .97%         1.05%(c)
 Net investment
  income(d)......        2.81%     1.77%     1.91%     3.35%    4.20%    5.13%       5.45%(c)    4.03%    3.62%         3.48%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                            CALIFORNIA PORTFOLIO
                          ----------------------------------------------------------------------------------------------
                                           YEAR ENDED JUNE 30,                                          JUNE 2, 1988(A)
                          ----------------------------------------------------------  SIX MONTHS ENDED      THROUGH
                            1995      1994      1993      1992      1991      1990     JUNE 30, 1989   DECEMBER 31, 1988
                          --------  --------  --------  --------  --------  --------  ---------------- -----------------
Net asset value,
 beginning of period....    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00        $ 1.00           $ 1.00
                          --------  --------  --------  --------  --------  --------      --------         --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      .027      .018      .020      .032      .043      .050          .029             .030
                          --------  --------  --------  --------  --------  --------      --------         --------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....     (.027)    (.018)    (.020)    (.032)    (.043)    (.050)        (.029)           (.030)
                          --------  --------  --------  --------  --------  --------      --------         --------
 Net asset value, end of
  period................    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00        $ 1.00           $ 1.00
                          ========  ========  ========  ========  ========  ========      ========         ========
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............      2.78%     1.83%     2.05%     3.26%     4.43%     5.17%         6.02%(c)         5.20%(c)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097      $242,124         $103,390
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........       .93%      .93%      .93%      .95%     1.00%      .99%          .92%(c)          .89%(c)
 Expenses, before
  waivers and
  reimbursements........      1.01%     1.02%     1.02%     1.05%     1.10%     1.09%         1.02%(c)         1.10%(c)
 Net investment
  income(d).............      2.75%     1.82%     2.01%     3.18%     4.32%     5.03%         5.90%(c)         5.21%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                            CONNECTICUT PORTFOLIO
                          ---------------------------------------------------------------
                                    YEAR ENDED JUNE 30,                JANUARY 5, 1990(A)
                          -------------------------------------------       THROUGH
                           1995     1994     1993     1992     1991      JUNE 30, 1990
                          -------  -------  -------  -------  -------  ------------------
Net asset value,
 beginning of period ...   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          -------  -------  -------  -------  -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     .028     .017     .020     .033     .045          .026
                          -------  -------  -------  -------  -------       -------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....    (.028)   (.017)   (.020)   (.033)   (.045)        (.026)
                          -------  -------  -------  -------  -------       -------
 Net asset value, end of
  period................   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          =======  =======  =======  =======  =======       =======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............     2.78%    1.71%    2.00%    3.35%    4.57%         5.53%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's omitted).  $75,991  $57,314  $56,224  $54,751  $48,482       $27,945
Ratio to net assets of:
 Expenses, net of
  waivers and...........      .80%     .77%     .70%     .58%     .44%          .19%(c)
 Expenses, before
  waivers and
  reimbursements........     1.21%    1.21%    1.16%    1.22%    1.16%         1.10%(c)
 Net investment
  income(d).............     2.77%    1.69%    1.97%    3.28%    4.39%         5.39%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                    NEW JERSEY PORTFOLIO
                                              ---------------------------------
                                                            FEBRUARY 7, 1994(A)
                                               YEAR ENDED         THROUGH
                                              JUNE 30, 1995    JUNE 30, 1994
                                              ------------- -------------------
Net asset value, beginning of period.........      $1.00          $  1.00
                                                 -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       .029             .008
                                                 -------          -------
LESS: DISTRIBUTIONS
 Dividends from net investment income........      (.029)           (.008)
                                                 -------          -------
 Net asset value, end of period..............      $1.00            $1.00
                                                 =======          =======
TOTAL RETURNS
 Total investment return based on net asset
  value(b)...................................       2.93%            2.08%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....    $74,133          $36,909
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements.        .74%             .70%(c)
 Expenses, before waivers and reimbursements.       1.29%            1.93%(c)
 Net investment income(d)....................       2.98%            2.07%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                          VIRGINIA PORTFOLIO  FLORIDA PORTFOLIO
                                          ------------------ -------------------
                                          OCTOBER 25 1994(A) JULY 28, 1995(A) TO
                                               THROUGH        OCTOBER 17, 1995
                                            JUNE 30, 1995        (UNAUDITED)
                                          ------------------ -------------------
Net asset value, beginning of period....        $ 1.00              $ 1.00

                                               -------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          .023                .008

                                               -------             -------
LESS DISTRIBUTIONS
Dividends from net investment income....         (.023)              (.008)

                                               -------             -------
Net asset value, end of period..........        $ 1.00              $ 1.00

                                               =======             =======
TAX RETURNS
Total investment return based on net as-
 set value(b)...........................          3.48%(c)            3.67%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omit-
 ted)...................................       $66,921             $18,065
Ratio to average net assets of:
 Expenses, net of waivers and reimburse-
  ments.................................           .44%(c)             .16%(c)
 Expenses, before waivers and reimburse-
  ments.................................          1.30%(c)            3.90%(c)
 Net investment income(d)...............          3.48%(c)            3.73%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.
(c)Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for AMT-General for the seven days ended June 30, 1995 amounted to an annualized yield of 3.25%, equivalent to an effective yield of 3.30%. Dividends for AMT-New York for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.36%, equivalent to an effective yield of 3.42%. Absent expense reimbursement, the annualized yield for this period would have been 3.23%, equivalent to an effective yield of 3.29%. Dividends for AMT-California for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.18%, equivalent to an effective yield of 3.23%. Absent expense reimbursement, the annualized yield for this period would have been 3.13%, equivalent to an effective yield of 3.18%. Dividends for AMT-Connecticut for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.19%, equivalent to an effective yield of 3.24%. Absent expense reimbursement, the annualized yield for this period would have been 2.85%, equivalent to an effective yield of 2.90%. Dividends for AMT-New Jersey for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.23%, equivalent to an effective yield of 3.28%. Absent expense reimbursement, the annualized yield for this period would have been 2.88%, equivalent to an effective yield of 2.93%. Dividends for AMT-Virginia for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.54%, equivalent to an effective yield of 3.60%. Absent expense reimbursement, the annualized yield for this period would have been 3.24%, equivalent to an effective yield of 3.30%. AMT-Florida did not commence operations until after June 30, 1995.

                    INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT OBJECTIVES

  Alliance Municipal Trust (the "Fund") consists of seven distinct Portfolios, the General, New York, California, Connecticut, New Jersey, Virginia and Flor-ida Portfolios (each a "Portfolio"), each of which issues a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio, except the Florida Portfolio, pursues its objectives by investing in high quality municipal securities hav-ing remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios) or less, which maturities may extend to 397 days and, except when a Portfolio assumes a temporary defensive position, at least 80% of each such Portfolio's total assets will be invested in such securities (as opposed to the taxable investments described below). The Florida Portfolio pursues its objectives by investing in high quality municipal securities hav-ing remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and, except when the Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of the Portfolio's total as-sets will be invested in municipal securities (as opposed to the taxable in-vestments described above). While the fundamental policies described above and the "other fundamental investment policies" identified below may not be changed for a Portfolio without the approval of its shareholders, the other investment policies set forth in this prospectus may be changed upon notice but without such approval. Normally, substantially all of each Portfolio's in-come will be tax-exempt as described below (e.g., for 1994, 100% of the income of each Portfolio was exempt from Federal income taxes; the Florida Portfolio had not yet been established). The average weighted maturity of each Portfolio cannot exceed 90 days. The Fund may in the future establish additional portfo-lios which may have different investment objectives.

  The General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local income taxes.

  The New York Portfolio seeks maximum current income that is exempt from Federal, New York state and New York City personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by New York state or its political subdivisions.

  The California Portfolio seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of California or its political subdivisions.

  The Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of Connecticut or its political subdivisions.

  The New Jersey Portfolio seeks maximum current income that is exempt from Federal and New Jersey state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its political subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e. New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when Alliance Capital Management L.P. (the "Adviser") believes that New Jersey municipal securities that meet the New Jersey Portfolio's standards are not available, it may invest a portion of its assets in securities whose interest payments are only federally tax-exempt.

  The Virginia Portfolio seeks maximum current income that is exempt from Fed-eral and Virginia state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

  The Florida Portfolio seeks maximum current income that is exempt from Fed-eral income tax and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

  Each Portfolio of the Fund may invest without limitation in tax-exempt mu-nicipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  There can be no assurance that the Portfolios will achieve their investment objectives. Potential investors in the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios should consider the greater risk of the concentration of such Portfolios versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, includ-ing other states' issues, before making an investment decision. The Adviser believes that by maintaining each Portfolio's investments in liquid, short-term, high quality investments, each Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discus-sion of the financial condition of New York, California, Connecticut, New Jer-sey, Virginia and Florida.

  Municipal Securities. The municipal securities in which each Portfolio in-vests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  A Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of a Portfolio's total assets.

  Each Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality. Securities must also meet credit standards applied by the Adviser.

  A Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of the respective Portfolio, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to a Portfolio.

  Taxable Investments. The taxable investments in which each Portfolio may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Fundamental Investment Policies. To reduce investment risk, the Gen-eral Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and no Portfolio may invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although (i) with respect to 25% of its total as-sets the General Portfolio may invest up to 10% per issuer, and (ii) the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios may invest 50% of their respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and a Portfolio may not pur-chase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

                       PURCHASE AND REDEMPTION OF SHARES

  Account holders of the ProCASH PLUS Account offered by The Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing") are eligi-ble to invest in shares of the Fund. The Fund is intended to provide a means for the investment of free credit cash balances arising in ProCASH PLUS Ac-counts.

PURCHASE OF SHARES

  Free credit cash balances arising in the ProCASH PLUS Account are automati-cally invested in shares of the Fund you have selected not later than the first business day of each week (normally Monday). Free credit balances of $1,000 or greater arising from the following transactions will be invested au-tomatically prior to the automatic weekly sweeps. Free credit balances arising from the sale of securities and from principal repayments on debt securities will be invested in shares of the Portfolio selected on the business day fol-lowing settlement. However, free credit balances arising from the sale of se-curities which are settling in immediately available funds will be swept to the Fund on settlement date. Free credit balances arising from deposits of funds either by check or electronic means, dividends and interest payments or any other source will be swept to the Fund on the business day following posting. Amounts swept into the Fund start earning dividends on the business day on which they are swept into the Fund.

REDEMPTIONS

  Pershing has instituted an automatic redemption for participants invested in the Fund. Pershing will redeem a sufficient number of shares on settlement date to pay for all securities transactions. If you intend to send funds to settle securities transactions, Pershing must receive these funds on the busi-ness day before the settlement date to prevent an automatic redemption. Shares may also be redeemed to meet any debits in the ProCASH PLUS Account arising from MasterCard and checking transactions and will be paid from your account on the day transactions are posted.

                            ADDITIONAL INFORMATION
  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of the Fund is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon.

  During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 12 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of the Fund of record via automatic investment in additional full and fractional shares of the Fund in each share-holder's account. As such additional shares are entitled to dividends on fol-lowing days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by each Port-folio of Alliance Municipal Trust are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from inter-est on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from New York state and New York City personal income taxes. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal in-come taxes. Distributions to residents of New

Jersey out of income earned by the New Jersey Portfolio from New Jersey munic-ipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, howev-er, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities or obligations of the United States or any au-thority, commission or instrumentality of the United States are exempt from Virginia individual, estate, trust, or corporate income tax. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intan-gible assets owned by Florida residents. U.S. Government securities and Flor-ida municipal securities are exempt from this intangible tax. It is antici-pated that the Florida Portfolio shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government se-curities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corporate income tax. Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

  THE ADVISER. The Fund retains Alliance Capital Management L. P., 1345 Avenue of the Americas, New York, NY 10105 under its Advisory Agreement to provide investment advice and, in general, to supervise its management and investment program, subject to the general control of the Trustees of the Fund. For the fiscal year ended June 30, 1995, AMT-General, AMT-NY, AMT-CA, AMT-CT and AMT-NJ each paid the Adviser an advisory fee at an annual rate of .50, .42, .50,
 .19 and .05 of 1%, respectively, of the average daily value of the respective Portfolio's net assets. For the period ended June 30, 1995, the Adviser waived the advisory fee for AMT-VA. AMT-FL pays an advisory fee at an annual rate of
 .50 of 1% of up to $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of its average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

  Under a Distribution Services Agreement (the "Agreement"), the Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended June 30, 1995, AMT-General, AMT-NY, AMT-CA, AMT-CT, AMT-NJ and AMT-VA each paid the Adviser a distribution services fee at an annual rate of .24, .15, .17, .15, .15 and .15 of 1%, re-spectively, of the average daily value of the net assets of each Portfolio. AMT-FL did not commence operations until after June 30, 1995. Substantially all such monies (together with significant amounts from the Adviser's own re-sources) are paid by the Adviser to broker-dealers and other financial inter-mediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Fund, with any remaining amounts being used to partially defray other expenses in-curred by the Adviser in distributing the Fund's shares. The Fund believes that the administrative services provided by depository institutions are per-missible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its share-holders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse the Fund to the extent that aggregate operating expenses of the Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-

1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

  FUND ORGANIZATION. AMT-General is a diversified and AMT-NY, AMT-CA, AMT-CT, AMT-NJ, AMT-VA and AMT-FL are non-diversified series of Alliance Municipal Trust, which is an open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. The Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Municipal Trust are entitled to one vote per share, and vote as a single series, on matters that affect each series in sub-stantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain proce-dures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports for the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.